Fees Summary	Oct. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 134,703,909
Previously Paid Amount	0.00
Total Fee Amount	18,602.61
Total Offset Amount	0.00
Net Fee	$ 18,602.61